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                                  EXHIBIT 23
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                                  EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report, dated February 3, 1998, included in this Form 10-K, into the Company's previously filed Registration Statements Files No. 33-66624, No. 33-69990, No. 33-70150, No. 33-85420, No. 33-96508, No. 333-00404, No. 333-03795, and No.
333-39141.



Washington D.C.
February 19, 1998